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                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Current Report of U.S. Unwired Inc. (the "Company") on Form 8-K dated November 21, 2002 (the "Report"), I, Robert W. Piper, Chief Executive Officer of the Company, certify that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /s/ Robert W. Piper
                            -----------------------
                            Robert W. Piper
                            Chief Executive Officer
                            November 21, 2002